UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2009

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street
Spartanburg, South Carolina 29306

(Address of principal executive offices) (Zip Code)

(864) 342-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2009, Advance America, Cash Advance Centers, Inc. (the “Company”) entered into an Indemnification Agreement (the “Agreement”) with Tony Colletti, one of its directors.  The Agreement provides that the Company will indemnify the covered director to the fullest extent permitted by law.  The Agreement is in substantially the same form as the indemnification agreements previously entered into with the Company’s other directors and officers, the form of which was previously filed with the Securities and Exchange Commission as an exhibit to the Company’s Registration Statement on Form S-1 (file no. 333-118227) and is incorporated herein by reference.  The form of Indemnification Agreement should be reviewed for the complete set of terms and conditions relating thereto.

Also, on October 28, 2009, the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) recommended, and the Board approved, effective as of January 1, 2010, an increase in annual fees for chairpersons of the Company’s standing committees to $10,000 for the Audit Committee chairperson, $7,500 for the Compensation Committee chairperson, and $4,000 for the Nominating and Corporate Governance Committee chairperson.  These amounts are in addition to the annual fees for non-executive directors and meeting fees.

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2009, the Company issued a press release announcing its earnings for the fiscal quarter ended September 30, 2009.  The earnings release is attached hereto as Exhibit 99.1 to this current report.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On October 28, 2009, the Company announced that the Board declared a regular quarterly cash dividend of $0.0625 per share payable on December 4, 2009 to stockholders of record as of November 24, 2009.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Description of Compensation Arrangement for Non-Executive Directors.

99.1	Press Release, dated October 28, 2009, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 2.02. Results of Operations and Financial Condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 28, 2009

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

By:	/s/ J. Patrick O’Shaughnessy
J. Patrick O’Shaughnessy
Chief Financial Officer and Executive Vice President

Exhibit
Number	Description
10.1	Description of Compensation Arrangement for Non-Executive Directors.

99.1	Press Release, dated October 28, 2009, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 2.02. Results of Operations and Financial Condition.